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                                                                   EXHIBIT 10.13


                  2001 DEFERRED COMPENSATION PLAN PARTICIPANTS


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                                    CORPORATE

                  Jim Rafferty                             25%
                  Jack Bellotti                            5%
                  John Hewitt                              5%
                  Art Goldberg                             22%
                  Tom Koerner                              5%

                                   LAKE TAHOE

                  Willie Stephens                          15%
                  David Hurst                              15%
                  Sue Ewald                                20%
                  William Fletcher                         18%
                  Bonnie Picker                            8%
                  Tom Mayville                             8%
                  Joseph Wells                             10%
                  Phil Herback                             25%

                                    COLORADO

                  Ed Barraco                               15%
                  Geri Clerkin                             5%
                  John East                                10%
                  Debbie Fletcher                          10%
                  Joe Behm                                 15%

                                HARVEYS-IMC-IOWA

                  Verne Welch                              10%
                  Dan Roy                                  5%
                  Bill French                              5%
                  Jerry Filgo                              5%